UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2012

SUSPECT DETECTION SYSTEMS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52792 (Commission File Number)	98-0511645 (IRS Employer Identification No.)

150 West 56th Street, Suite 4005,  New York, NY 10019
 (Address of Principal Executive Offices, Zip Code)

212 - 977-4126
(Registrant's Telephone Number, Including Area Code)

Not applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Suspect Detection Systems Inc. (the “Company”) has terminated its negotiations with DVTel, Inc., a Delaware corporation (“DVTel”), in connection with a non-binding letter of intent (“LOI”) with DVTel which contemplated a merger of a newly-formed wholly-owned subsidiary of the Company with and into DVTel with DVTel surviving the Merger as a wholly-owned subsidiary of the Company, as more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2011.  The LOI was non-binding on either party and the transaction could be abandoned by either party at any time without any consequences. Furthermore, since a definitive agreement between the parties was not entered into prior to February 21, 2012, the LOI has terminated pursuant to its terms.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. 10.24
Description

Letter of Intent, dated October 24, 2011, between Suspect Detection Systems Inc. and DVTel, Inc. (Incorporated by reference to Exhibit 10.24 to the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSPECT DETECTION SYSTEMS INC.

By:           /s/ Gil Boosidan
Name:      Gil Boosidan
Title:        Chief Executive Officer

Date:  February 28, 2012